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                                                                    EXHIBIT 10.5


                           REDLANDS CENTENNIAL BANK

                            1990 STOCK OPTION PLAN


1.  PURPOSE

    The purpose of the 1990 Stock Option Plan is to strengthen Redlands Centennial Bank (the "Bank") and those corporations which are or hereafter become subsidiary corporations of the Bank by providing an additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers and employees added incentive for high levels of performance and for extraordinary efforts to maintain quality assets and increase the earnings of the Bank and any subsidiary corporations. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and employees may purchase shares of the common stock of the Bank pursuant to options granted in accordance with this Plan.

    Options granted pursuant to this Plan are intended to be "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "non-qualified" stock options, as shall be determined and designated upon the grant of each option hereunder.

2.  ADMINISTRATION

    This Plan shall be administered by a committee called the Ethics/Stock Option Committee (the "Ethics/Stock Option Committee") consisting of certain members of the Board of Directors who from time to time shall be selected by the Board. Any action of the Ethics/Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or to the unanimous written consent, of its members. If no stock option committee is selected, the Board of Directors as a whole shall act as such committee. Vacancies occurring in the

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membership of the Ethics/Stock Option Committee shall be filled by appointment by the Board of Directors. With regard to the granting of a stock option to a member of the Board of Directors or to a member of a Ethics/Stock Option Committee, such member must abstain from voting.

    Subject to the express provisions of the Plan, the Ethics/Stock Option Committee shall have the authority to construe and interpret the Plan, and to define the terms used therein, to prescribe, and amend, and rescind rules and regulations relating to administration of the Plan, to determine the duration and purposes of leaves of employment for purposes of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Ethics/Stock Option Committee on matters referred to in this section shall be final and conclusive.

3.  INCENTIVE STOCK OPTIONS

    (a) Incentive Stock Options granted under this Plan are intended to be qualified under Section 422A of the Internal Revenue Code, as amended from time to time (the "Code"). Each Incentive Stock Option Agreement shall contain such terms and provisions as the Ethics/Stock Option Committee may determine to be necessary in order to qualify options granted thereunder as incentive stock options within the meaning of Section 422A of the Code.

    (b) PARTICIPATION. Full-time salaried officers and employees of the Bank or of subsidiary corporations (as that term is defined in Section 425 of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bank who is not also a full-time salaried officer or employee of the Bank or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Ethics/Stock Option Committee shall select from the eligible class of employees and make recommendations to the Board of Directors concerning the

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individuals to whom incentive stock options shall be granted, the terms and provisions of the respective incentive stock option agreements (which need not be identical), the times at which such incentive stock options shall be granted, and the number of shares subject to each incentive option. An individual who has been granted an incentive stock option hereunder may, if he or she is otherwise eligible, be granted additional incentive stock options if the Board of Directors shall so determine.

    (c) The Board of Directors shall determine the individuals who shall receive incentive stock options and the terms and provisions of the incentive stock options, and shall grant such incentive stock options to such individuals. Notwithstanding the above, however, the Board of Directors may delegate to the Ethics/Stock Option Committee the power to determine the individuals who shall receive options, the terms and provisions of such incentive stock options to such individuals.

    (d) Except in compliance with the requirements of subsection (f) below, the Board of Directors or the Ethics/Stock Option Committee, if authorized, shall not grant an incentive stock option to purchase shares of the Bank's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bank or its parent or subsidiary corporation. The attribution rules of Section 425(d) of the Code shall apply in the determination of ownership of stock for these purposes.

    (e) Annual Limit on Incentive Stock Options. The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under any other incentive stock option

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plan of the Bank and its subsidiary corporations, if any) shall not exceed
$100,000, plus any greater amount as may be permitted under subsequent amendments to the Internal Revenue Code of 1986.

    (f) OPTION PRICE. The purchase price of stock subject to each incentive stock option shall be determined by the Board of Directors (or the Ethics/Stock Option Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except for officers and key employees who at the time of the grant own more than 10 percent of the total combined voting power of all classes of stock of the Bank or its parent or subsidiary corporation (as defined in Section 422A of the Code), in which case the purchase price of the stock shall not be less than 110 percent of the fair market value of the stock subject to the options and such options by its terms is not exercisable after the expiration of five years from the date such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. The purchase price of any shares purchased shall be paid in full in cash at the time of each said purchase.

    (g) The number of shares subject to outstanding stock options (including both incentive and non-qualified stock options) held by the single optionee may not exceed ten percent (10%) of the total outstanding shares of the Bank's common stock.

4.  NON-QUALIFIED STOCK OPTIONS

    (a) All options granted (1) which are in excess of the fair market value limitations set forth in Section 3(e) hereof; or (2) which are designated at the time of the grant as "non-qualified" shall be deemed "non-qualified." Non-qualified options granted hereunder shall be so designated in the Stock Option Agreement entered into between the Bank and the Participant.

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     (b)  PARTICIPATION.  Directors, advisory directors appointed by the
Board of Directors, full-time salaried officers, and employees of the Bank or of a subsidiary corporation [as that term is defined in Section 425 of the Internal Revenue Code of 1986, as from time to time amended (the "Code")], shall be eligible for selection to participate in the non-qualified stock option portion of the Plan. The only persons who may become "advisory directors" are those persons who were listed as organizers in the Bank's Offering Circular. Subject to the express provisions of the Plan, the Ethics/Stock Option Committee shall select from the eligible class of those individuals to whom non-qualified stock options shall be granted, the terms and provisions of the respective non-qualified stock option agreements (which need not be identical), the times at which such non-qualified stock options shall be granted, and the number of shares subject to each non-qualified stock option. An individual who has been granted a non-qualified stock option may, if he or she is otherwise eligible, be granted additional non-qualified stock options if the Board of Directors shall so determine.

     (c) The Board of Directors shall determine the individuals who shall receive non-qualified stock options and the terms and provisions of the non-qualified stock options, and shall grant such non-qualified stock options to such individuals. Notwithstanding the above, however, the Board of Directors may delegate to the Ethics/Stock Option Committee the power to determine the individuals who shall receive non-qualified stock options, the terms and provisions of such non-qualified stock options, and to grant non-qualified stock options to such individuals.

     (d) The purchase price of stock subject to each non-qualified stock option shall be determined by the Board of Directors (or the Ethics/Stock Option Committee, if authorized), but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any

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reasonable valuation method, including the valuation methods described in
Treasury Regulation 20.2031-2. The purchase price of any shares purchased shall be paid in full in cash at the time of each purchase.

     (e) The number of shares subject to outstanding stock options (including both incentive and non-qualified and stock options) held by the single optionee may not exceed ten percent (10%) of the total outstanding shares of the Bank's common stock.


5.  STOCK SUBJECT TO THE PLAN

    Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bank's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under this Plan shall not exceed 119,675 shares. If any option shall be cancelled, surrendered or expire for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.


6.  CONTINUATION OF EMPLOYMENT

    Nothing contained in the Plan (or in any option agreement) shall obligate the Bank or any subsidiary corporation to employ any option holder ("Optionee") for any period or interfere in any way with the right of the Bank or a subsidiary corporation to reduce the Optionee's compensation.

7.  EXERCISE OF OPTIONS

    No option shall be exercisable until all necessary regulatory and shareholder approvals are obtained. Each option granted under this Plan shall vest at twenty percent (20%) per year. Except as otherwise provided in this section, each option

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shall be exercisable upon such contingencies as the Board of Directors (or the Ethics/Stock Option Committee, if authorized) shall determine; provided, however, that if an Optionee shall not in any given installment period purchase all of the shares which the Optionee is entitled to purchase in such installment period, the Optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased under the option. Options may be exercised by written notice delivered to the Bank stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made in cash. If the option is being exercised by any person other than the Optionee pursuant to Section 11, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person to exercise the option. Optionees will have no rights as stockholders with respect to stock of the Bank subject to their Stock Option Agreements until the date of issuance of stock certificates to them.

8.  NONTRANSFERABILITY OF OPTIONS

    Each option shall, by its terms, be nontransferable by the Optionee other than by Will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee.

9.  CESSATION OF EMPLOYMENT OR DIRECTORSHIP

    Except as provided in Section 10 and 20 hereof, if an Optionee ceases to be a director of the Bank, or an advisory director (with respect to an option granted to a non-employee director) or an employee (with respect to an option other than a non-employee director option) of the Bank or a subsidiary corporation for any


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reason other than his disability (as defined in Section 105(d)(4) of the
Code) or death, the Optionee's option shall expire not later than three (3) months thereafter. During the period after cessation of directorship, or appointment in the case of an advisor director or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the Optionee ceased to be a director, an advisory director or employed by the Bank or a subsidiary corporation.

10. TERMINATION OF EMPLOYMENT FOR CAUSE

    If the Stock Option Agreement so provides and if an Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, the Optionee's option shall expire immediately, provided, however, the Board of Directors may, in its sole discretion, with thirty (30) days of such termination, reinstate the option by giving written notice of such reinstatement to the Optionee at the Optionee's last known address. In the event of reinstatement, the Optionee may exercise the option only to such extent, for such time, and upon such terms and conditions as if he had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a Subsidiary Corporation, and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

11.   DISABILITY OR DEATH OF OPTIONEE

      If any Optionee dies while a director, an advisory director or being employed by the Bank or a subsidiary corporation, the option shall expire one
(1) year after the date of such death, except as provided in Section 20 hereof. After such


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death but before such expiration, the persons to whom the Optionee's rights under the option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the Optionee ceased to be a director, an advisory director or employed by the Bank or a subsidiary corporation.

      If the Optionee shall terminate his or her directorship appointment or employment because of disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), the Optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within 12 months of the date of termination, but in no event later than the expiration date in the Option Agreement.

       If any Optionee dies or becomes disabled during the three-month period referred to in Section 9 hereof, the option shall expire one (1) year after the date of such death or disability, except as provided in Section 20.


12.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      If the outstanding shares of the stock of the Bank are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Bank through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted.

A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in

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corresponding adjustment in the price for each share subject to the option.
Any adjustment under the Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13.   TERMINATING EVENTS

      A Terminating Event shall be defined as any one of the following events; (i) dissolution or liquidation of the Bank, (ii) a reorganization, merger or consolidation of the Bank with one or more corporation, the result of which the Bank is not the surviving corporation or the Bank becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bank),
(iii) a sale of substantially all the assets of the Bank to another corporation, or (iv) a sale of the equity securities of the Bank representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bank to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event all options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event, and upon such Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised by the time of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

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14.   AMENDMENT AND TERMINATION

      The Board of Directors of the Bank may at any time suspend, amend, or terminate the Plan and may, with the consent of the Optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 7, 12 and 13 hereof, no amendment or modification which would:

      (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

      (b)  change the minimum option price;

      (c)  increase the maximum term of options provided for herein;

      (d) permit options to be granted to anyone other than a director, an advisory director full-time salaried officer or employees of the Bank or a subsidiary corporation; or

      (e) otherwise materially modify the Plan within the meaning of certain SEC Rules and Regulations.

may be adopted without the Bank having first obtained any necessary regulatory approval and any shareholder approvals required by law.

       No option may be granted during any suspension or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the Optionee, alter or impair any rights or obligation under any option theretofore granted.


15.   TIME OF GRANTING OPTIONS

      The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board of Directors (or action of the Ethics/Stock Option Committee, if authorized) described in Sections 3(c) and 4(c) hereof; provided, however, that if appropriate resolutions of the Board of Directors (or the Ethics/Stock Option Committee, if authorized) indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board of Directors (or the Ethics/Stock Option Committee, if authorized) is taken by unanimous written consent of its members, the action of the Board of Directors (or the Ethics/Stock Option Committee) shall be deemed to be at the time the last Board (or Ethics/Stock Option Committee) member signs the consent.

16.   PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF SALE

      No Optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until all then applicable requirements of any regulatory agencies having jurisdiction and all applicable requirements of any exchanges upon which stock of the Bank may be listed, shall have been fully complied with. The Optionee shall give the Bank notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

17.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be deemed adopted by the Board of Directors as of January 18, 1991, and shall be effective immediately subject to approval by the holders of a majority of the Bank's outstanding stock, as required in Section 422A of the Code or regulations promulgated thereunder, and the approval of the State Banking Department.

18.  TERMINATION

     Unless previously terminated by the Board of Directors, the Plan shall terminate at the close of business on a date ten (10) years from the earlier of the date of approval by the Bank's outstanding shares or the date of adoption of this Plan. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.


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19.  OPTION AGREEMENT

     Each option shall be evidenced by a written Stock Option Agreement executed by the Bank and the Optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each Incentive Stock Option Agreement shall contain such terms and provisions as the Ethics/Stock Option Committee may determine to be necessary in order to qualify such option as any incentive stock option within the meaning of Section 422A of the Code. No option may vest over a period that is greater than five years. Nor any option vest at a rate that is less than 20% per year.

20.  OPTION PERIOD

     Each option and all rights or obligations thereunder shall expire on such date as the Board of Directors (or the Ethics/Stock Option Committee, if authorized) may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21.  EXCULPATION AND INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or Ethics/Stock Option Committee shall be liable for any action or omission of any other member of the Board of Directors or Ethics/Stock Option Committee nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Board of Directors of the Bank and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Ethics/Stock Option Committee in any action brought by a third party against such person (whether or not the Bank is joined as a party defendant) to impose a liability or penalty on such person while a director or member of the Ethics/Stock Option Committee arising with respect to the Plan or administration thereof or out of membership on the Ethics/Stock Option Committee or of the Bank, or all or any combination of the preceding; provided, the Board of Directors determines in good faith that such director or member was acting in good faith, within what such director or member reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bank or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section does not apply to any action instituted or maintained in the right of the Bank by a shareholder or holder of a voting trust certificate representing shares of the Bank or any subsidiary corporation thereof. The provisions of this Section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or member of the Ethics/Stock Option Committee, and the term "person" as used in this Section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                                                  REDLANDS CENTENNIAL BANK


                                                  By /s/ Stephen L. Guggisberg
                                                    --------------------------


                                                  By /s/ William E. Diethrich
                                                    --------------------------


                                                  By /s/ Beth Sanders
                                                    --------------------------

                               AMENDMENT TO THE
                            REDLANDS CENTENNIAL BANK
                             1990 STOCK OPTION PLAN

This Amendment to the Redlands Centennial Bank 1990 Stock Option Plan was approved by the Board of Directors of Redlands Centennial Bank as of February 19, 1999 and is subject to the approval of the shareholders of Redlands Centennial Bank.

                          RECITALS AND UNDERTAKINGS

A. WHEREAS, the Redlands Centennial Bank 1990 Stock Option Plan (the "Plan") originally provided for 119,674 shares of the Bank's common stock to be allocated to the Plan;

B. WHEREAS, the number of shares available for grant under the Plan has been exhausted, and it is the desire of the Bank to increase the number of shares of the Bank's common stock available for stock options under the Plan to 200,723 shares (30% of 669,077), subject to shareholder approval.

NOW, THEREFORE, the Section 5 of the Plan is amended in the entirety as follows:

          5. STOCK SUBJECT TO THE PLAN. Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bank's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under this Plan shall not exceed 200,723 shares. If any option shall be canceled, surrendered or expire for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

This amendment shall be effective February 19, 1999 subject to approval by the shareholders of the Bank.

                             REDLANDS CENTENNIAL BANK



                             By: /s/ Patrick J. Meyer
                                ------------------------------------
                                Patrick J. Meyer, Chairman

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE BANK'S STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS THE BANK'S 1990 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY THE SHAREHOLDERS OF THE BANK HOLDING NOT LESS THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE BANK'S COMMON STOCK REPRESENTED AND VOTING AT A MEETING OF SHAREHOLDERS AND BY A MAJORITY OF THE DISINTERESTED SHARES REPRESENTED AND VOTING AT THE MEETING.



                       REDLANDS CENTENNIAL BANK

                   INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option Agreement dated the ___ day of ________, 199 , entered into by and between Redlands Centennial Bank (the "Bank"), and _____________ ("Optionee");

     WHEREAS, pursuant to the 1990 Stock Option Plan of the Bank (the "Plan"), a copy of which is attached hereto, the Board of Directors of the Bank (or the Ethics/Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee, an Incentive Stock Option to purchase all or any part of __________ (_____) authorized but unissued shares of the Bank's Common Stock for cash at the price of _________ Dollars ($______) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

     NOW, THEREFORE, it is hereby agreed:

     1. GRANT OF OPTION. Pursuant to said action of the Board of Directors (or the Ethics/Stock Option Committee) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, as amended, which is incorporated in full herein by this reference, all or any part of __________ (_____) shares of the Bank's Common Stock (hereinafter called "stock") at the price of _________ Dollars ($_____) per share, which price is not less than 100% of the fair market value of the stock

(or not less than 110% of the fair market value for optionee-shareholders who possess more than 10% of the Bank's stock) as of the date of action of the Board of Directors (or the Ethics/Stock Option Committee) granting this option.

     2.  EXERCISABILITY.  This option shall be exercisable as to _____________
______________________________________________________________________________
____________________________________________. This option shall remain
exercisable as to all of such shares until ___________ __,    , (but not
later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

     3. EXERCISE OF OPTION. This option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

     4. CESSATION OF EMPLOYMENT. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be employed by the Bank or a subsidiary corporation for any reason other than Optionee's death or disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), this option shall expire ninety (90) days thereafter. During the three-month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when the Optionee ceased to be employed by the Bank or the subsidiary corporation.

     5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty days (30) days of such termination by given written notice of such reinstatement to Optionee at his last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death or disability. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

     6. NONTRANSFERABILITY; DEATH OF OPTIONEE. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by the Bank or a subsidiary corporation, or during the three-month period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Bank or a subsidiary corporation.

     If the optionee shall terminate employment because of disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended from time to time), the optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within 12 months of the date of termination, but in no event later than the expiration date in paragraph 2.

     7. EMPLOYMENT. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

     8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in
Section 14 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     9. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 15 and 16 of the Plan.

    10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

    11. NOTICES. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Cashier at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Cashier.

    12. INCENTIVE STOCK OPTION. This Stock Option Agreement is intended to be an Incentive Stock Option Agreement as defined in Section 422A of the Internal Revenue Code of 1986, as amended from time to time.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


OPTIONEE                                REDLANDS CENTENNIAL BANK



By___________________________           By_______________________________




                                        By________________________________

                     REDLANDS CENTENNIAL BANK

                 ADDENDUM TO STOCK OPTION AGREEMENT


         WHEREAS, Sections 7 and 13 of the Redlands Centennial Bank 1990 Stock Option Plan (the "Plan") were amended by the Board of Directors on today's date;

         WHEREAS, ________________________ ("Optionee") entered into a Stock Option Agreement with Redlands Centennial Bank (the "Bank") on today's date pursuant to the Plan, as amended; and

         WHEREAS, the Bank has prepared this Addendum to Stock Option Agreement to reflect the above-referenced amendments to the Plan;

         NOW, THEREFORE, the Bank and Optionee do hereby agree that the Option Agreement shall be modified as follows:

         (1)  Paragraph 2 shall be amended to read in full as follows:

         2.   EXERCISABILITY.  This option shall become exercisable as to _____
_______________________________________________________________________________
________________________________________________________________________. This
option shall remain exercisable as to all of such shares until _______, ____ unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provisions may be purchased at any time prior to the expiration of this option. Notwithstanding the preceding provisions of this paragraph, upon delivery of notice to Optionee from the Stock Option Committee or Board of Directors of the pendency of a "Terminating Event," i.e., a dissolution or liquidation of the Bank, a reorganization, merger, or consolidation of the Bank with one or more corporations as a result of which the Bank will not be the surviving corporation, a sale of substantially all the assets and property of the Bank to another person, or any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, this option shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier termination or expiration as provided elsewhere in the Plan. Upon the date thirty (30) days after receipt of said notice, this option or any portion hereof not exercised shall terminate, unless provision is made in connection with the Terminating Event for assumption of this option or for substitution for this option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof with appropriate adjustments as to the number and kind of shares and prices.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum this ____ day of ________, ____


                                      _____________________________________


                                      _____________________________________
                                      Optionee


                                      REDLANDS CENTENNIAL BANK


                                      By:___________________________________

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SHARES OF THE BANK'S STOCK SHALL BE ISSUED PURSUANT HERETO UNLESS: THE BANK'S 1990 STOCK OPTION PLAN SHALL HAVE FIRST BEEN APPROVED BY SHAREHOLDERS OF THE BANK HOLDING NOT LESS THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE BANK'S COMMON STOCK REPRESENTED AND VOTING AT A MEETING OF SHAREHOLDERS AND BY A MAJORITY OF THE DISINTERESTED SHARES REPRESENTED AND VOTING AT THE MEETING.


                       REDLANDS CENTENNIAL BANK

                  NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, dated the ____ day of _________, 199 by and between Redlands Centennial Bank, a California corporation (the "Bank"), and _______ ______________, ("Optionee"):

         WHEREAS, pursuant to the 1990 Stock Option Plan of the Bank (the "Plan"), a copy of which is attached hereto, the Board of Directors of the Bank (or the Ethics/Stock Option Committee, if authorized by the Board of Directors) has authorized granting to Optionee a stock option to purchase all or any part of __________ (__________) authorized but unissued shares of the Bank's common stock for cash at the price of ___________ Dollars ($_______) per share, such option to be for the term and upon the terms and conditions hereinafter stated;

         NOW, THEREFORE, it is hereby agreed:

         1. GRANT OF OPTION. Pursuant to said action of the Board of Directors or the Ethics/Stock Option Committee) and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of ________________ (________) shares of the Bank's Common Stock (hereinafter called "stock") at the price of ______________ Dollars ($_________) per share, which price is not less than one hundred percent (100%) of the fair market value of the stock as of the date of action of the Board of Directors (or the Ethics/Stock Option Committee) granting this option.

     2.  EXERCISABILITY:  This option shall be exercisable as to ____________

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________.  This option shall remain exercisable as to all of such shares until _______, __ (but not after the expiration of ten (10) years from the date this option is granted) unless this option has expired earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this option.

     3. EXERCISE OF OPTION. This option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option and in no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

     4. CESSATION OF EMPLOYMENT OR DIRECTORSHIP. Except as provided in Paragraphs 2 and 5 hereof, if Optionee shall cease to be employed by or a director of the Bank or a subsidiary corporation for any reason other than Optionee's death or disability, this option shall expire ninety (90) days thereafter. During the three-month period this option shall be exercisable only as to those installments, if any, which had accrued as of the date when the Optionee ceased to be employed by or a director of the Bank or the subsidiary corporation.

     5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment by the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

     6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies while employed by or while being a director of the Bank or a subsidiary corporation, or during the three-month period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee's death or on the day specified in Paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this option shall have passed by Will or by the applicable laws of descent and distribution or the executor or administrator of Optionee's estate shall have the right to exercise this option as to those shares for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by or director of the Bank or a subsidiary corporation. If the Optionee terminates his employment or directorship because of a disability, the Optionee may exercise this option to the extent he is entitled to do so at the date of termination at any time within 12 months of the date of termination, or before the expiration date specified in Paragraph 2 hereof, whichever is earlier.

     7. EMPLOYMENT. This Agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee's compensation.

     8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to the Bank's stock subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     9. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 13 and 14 of the Plan.

     10. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or other disposition of such shares.

     11. NOTICES. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee's address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


OPTIONEE                                REDLANDS CENTENNIAL BANK


By___________________________           By___________________________



                                        By___________________________

                          REDLANDS CENTENNIAL BANK
                    ADDENDUM TO STOCK OPTION AGREEMENT


     WHEREAS, Sections 7 and 13 of the Redlands Centennial Bank 1990 Stock Option Plan (the "Plan") were amended by the Board of Directors on today's date:


     WHEREAS, _______________________________________ ("Optionee") entered into a Stock Option Agreement with Redlands Centennial Bank (the "Bank") on today's date pursuant to the Plan, as amended, and


     WHEREAS, the Bank has prepared this Addendum to Stock Option Agreement to reflect the above-referenced amendments to the Plan,


     NOW, THEREFORE, the Bank and Optionee do hereby agree that the Option Agreement shall be modified as follows:


     (1)  Paragraph 2 shall be amended to read in full as follows:

     2.   EXERCISABILITY. This option shall become exercisable as to__________
______________________________________________________________________________
_______________________________________________________________________. This
option shall remain exercisable as to all of such shares until________________, _________ unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provisions may be purchased at any time prior to the expiration of this option. Notwithstanding the preceding provisions of this paragraph, upon delivery of notice to Optionee from the Stock Option Committee or Board of Directors of the pendency of a "Terminating Event," i.e., a dissolution or liquidation of the Bank, a reorganization, merger, or consolidation of the Bank with one or more corporations as a result of which the Bank will not be the surviving corporation, a sale of substantially all the assets and property of the Bank to another person, or any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, this option shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier termination or expiration as provided elsewhere in the Plan. Upon the date thirty (30) days after receipt of said notice, this option or any portion hereof not exercised shall terminate, unless provision is made in connection with the Terminating Event for assumption of this option or for substitution for this option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof with appropriate adjustments as to the number and kind of shares and prices.


     IN WITNESS WHEREOF, the parties hereto have executed this Addendum this _____ day of _________________, 1997.


                                            ------------------------------

                                            ------------------------------
                                            Optionee


                                            REDLANDS CENTENNIAL BANK


                                            By:
                                               ---------------------------


                                       2